Note 24 - Provisions	12 Months Ended
Dec. 31, 2020
Provisions or reversal of provisions Abstract
Disclosure of Provisions

24. Provisions

The breakdown of the balance under this heading in the accompanying consolidated balance sheets, based on type of provisions, is as follows:

Provisions. Breakdown by concepts (Millions of Euros)
	Notes	2020	2019	2018
Provisions for pensions and similar obligations	25	4.272	4.631	4.787
Other long term employee benefits	25	49	61	62
Provisions for taxes and other legal contingencies		612	677	686
Provisions for contingent risks and commitments		728	711	636
Other provisions (*)		479	457	601
Total		6.141	6.538	6.772

(*) Individually insignificant provisions or contingencies, for various concepts in different geographies.

The change in provisions for pensions and similar obligations for the years ended December 31, 2020, 2019 and 2018 is as follows:

Provisions for pensions and similar obligations. Changes over the year (Millions of Euros)
	Notes	2020	2019	2018
Balance at the beginning		4.631	4.787	5.407
Add
Charges to income for the year		298	327	125
Interest expense and similar charges		44	63	77
Personnel expense	44.1	49	49	58
Provision expense		205	215	(10)
Charges to equity (1)		191	329	41
Transfers and other changes (2)		(71)	(29)	96
Less
Benefit payments	25	(654)	(718)	(779)
Employer contributions	25	(124)	(65)	(103)
Balance at the end		4.272	4.631	4.787

(1)Correspond to actuarial losses (gains) arising from certain post-employment defined-benefit commitments for pensions recognized in “Equity” (see Note 2.2.12).

(2)It includes the amount of the sale of BBVA´s U.S. subsidiary (see Notes 1.3, 3 and 21).

Provisions for taxes, legal contingencies and other provisions. Changes over the year (Millions of Euros)
	2020	2019	2018
Balance at beginning	1.134	1.286	1.425
Additions	555	396	455
Unused amounts reversed during the year	(215)	(96)	(184)
Amount used and other variations	(383)	(453)	(410)
Balance at the end	1.091	1.134	1.286

Ongoing legal proceedings and litigation

The financial sector faces an environment of increased regulatory pressure and litigation. In this environment, the various Group entities are often sued on lawsuits and are therefore involved in individual or collective legal proceedings and litigation arising from their activity and operations, including proceedings arising from their lending activity, from their labor relations and from other commercial, regulatory or tax issues, as well as in arbitration.

On the basis of the information available, the Group considers that, as of December 31, 2020, the provisions made in relation to judicial proceedings and arbitration, where so required, are adequate and reasonably cover the liabilities that might arise, if any, from such proceedings. Furthermore, on the basis of the information available and with the exceptions indicated in Note 7.1 "Risk factors", BBVA considers that the liabilities that may arise from such proceedings will not have, on a case-by-case basis, a significant adverse effect on the Group's business, financial situation or results of operations.

IRPH index

In relation to consumer mortgage loan contracts linked to the interest rate index known as IRPH (average rate for mortgage loans over three years for the acquisition of free housing), the Spanish Supreme Court issued on 14 December 2017 its judgment 669/2017 confirming that it was not possible to determine the lack of transparency of the interest rate of the loan merely by reference to one or other of the official indexes nor, therefore, was it abuse according to Directive 93/13. In a separate legal proceeding, albeit concerning the same clause, the matter was referred to the Court of Justice of the European Union (the EU Court of Justice), raising a preliminary question in which the application of the above referred IRPH index and the decision of the Supreme Court on the matter was questioned again. On March 3, 2020, the EU Court of Justice resolved the referred question for a preliminary ruling.

In that resolution, the EU Court of Justice concluded that the fact that the main elements relating to the calculation of the saving banks IRPH index used by the bank to which the question referred (Bankia, S.A.) were provided in the Bank of Spain Regulation (Circular 8/1990), published in the Spanish Official Gazette, which allowed consumers to understand the calculation of such index. In addition, the EU Court of Justice indicated that the national court shall determine whether the bank that is party to this proceeding complied with the applicable information obligations under national legislation. In the event that the entity had not complied with the applicable transparency regulations, the EU Court of Justice decision does not declare the contract null and void but provides that the national court could replace the IRPH index applied in the case under trial for a substitute index. The resolution sets forth that, in the absence of an agreement to the contrary of the parties to the contract, the referred substitute index could be the IRPH index for credit entities in Spain (as established in the fifteenth additional provision of Law 14/2013, of September 27, 2013).

On November 13, 2020, the Supreme Court has issued new judgments on which it has again analyzed the legality of the above referred clause after the EU Court of Justice ruling which indicated that it was up to the national judge to rule on its transparency and possible abuse. In the particular cases analyzed, the Supreme Court has ruled that, even if the entity had not adequately complied with some regulatory requirement of transparency, such as reporting the evolution of the index in the past, this would not mean that the clause was abusive. In short, it considers that the control rules are different from transparency and abuse, so that if the clause is not abusive, the possible breach of any obligation of transparency cannot have legal consequences. Following these rulings, the Supreme Court is rejecting the appeals on the grounds of the existence of case law on the matter and lack of interest in the case. Therefore, BBVA considers that the ruling of the EU Court of Justice and these recent rulings of the Supreme Court should not have significant effects on the Group's business, financial situation or results of operations.

Revolving credit cards

There are also claims before the Spanish courts challenging the application of certain interest rates and other mandatory regulations to certain revolving credit card contracts. On March 4, 2020, the Supreme Court issued a ruling (number 149/2020) confirming the nullity of a revolving credit card agreement entered into by another entity (Wizink Bank) on the grounds that the interest applied to the card was usurious. In that ruling, the Supreme Court recognized that the reference to the "normal interest on money" to be used for this product must be the average interest applicable to credit transactions by means of credit and revolving cards published in the Bank of Spain's statistics, which is slightly higher than 20% annually. The Supreme Court also considered usurious a rate of 26.82% annually, when compared to such average rate. The Supreme Court concluded that for an interest rate to be usurious, it must be "manifestly disproportionate to the circumstances of the case", and therefore the ruling limits its effects to the case under analysis, and the marketing by credit entities of this product must be analyzed on a case-by-case basis.

BBVA considers that this ruling of the Supreme Court should not have a significant effect on the Group's business, financial situation or results of operations.